                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ______________________

                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of Earliest Event Reported): February 3, 1999

                       COMMISSION FILE NUMBER 000-22647
                       --------------------------------

                        PERITUS SOFTWARE SERVICES, INC.
                        ------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


         Massachusetts                                          04-3126919
--------------------------------                            ------------------
(State or Other Jurisdiction                                 (I.R.S. Employer
of Incorporation or Organization)                           Identification No.)


  Two Federal Street, Billerica, Massachusetts                  01821-3540
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                    (Zip Code)


                                (978) 670-0800
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
             (Former Name, Former Address and Former Fiscal Year,
                         If Changed Since Last Report)
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Item 5.  Other Events
         ------------

On February 3, 1999, Peritus Software Services, Inc. (the "Company") announced that the Nasdaq Qualifications Listing Panel determined to delist its securities from the Nasdaq Stock Market effective on the close of business on such date. The securities of the Company may immediately be eligible to trade on the OTC Bulletin Board.


Item 7.  Financial Statements, Proforma Financial Information and Exhibits
         -----------------------------------------------------------------

         (c) Exihibits.

             99. Press Release dated February 3, 1999



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 11, 1999

                                    Peritus Software Services, Inc.

                                    By: /s/ John D. Giordano
                                        --------------------
                                    Name:   John D. Giordano
                                    Title:  Vice President, Finance
                                            and Chief Financial Officer
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                                 EXHIBIT INDEX


    EXHIBIT NO.                     DESCRIPTION
         99                         Press Release dated February 3,1999